Exhibit 10.36

AMENDED AND RESTATED
SECOND AMENDMENT TO LEASE

THIS AMENDED AND RESTATED SECOND AMENDMENT TO LEASE  (the "Amended and Restated Second Amendment") is made as of the 28th day of January 2010 and deemed effective as of January 1, 2010 (the "Effective Date") by and among, 6800 BROKEN SOUND LLC, a Florida limited liability company (the "Landlord") and FRIENDFINDER NETWORKS INC. (formerly known as Penthouse Media Group Inc.), a Nevada corporation (the "Tenant").

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 1, 2005, as amended on June 14, 2006 (together, the "Lease") concerning approximately 3,533 square feet of that certain office building located at 6800 Broken Sound Parkway, Boca Raton, Florida; and

WHEREAS, Landlord and Tenant desire to amend the Lease in order to extend the Term for six (6) additional months; and

WHEREAS, this Amended and Restated Second Amdendment to Lease amends and restates the Second Amendment to Lease dated December 18, 2009.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained in this Amended and Restated Second Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amended and Restated Second Amendment, intending to be legally bound, agree as follows:

1.

The recitals set forth above are true and correct and by this reference are incorporated herein in their entirety.  All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2.

The Expiration Date as set forth in Article 1, Basic Provisions shall be amended as follows:  “...Sixty (60) full calendar months following the Commencement Date...” shall be deleted and replaced with “...Sixty-six (66) full calendar months following the Commencement Date....”

3.

Amendment to Exhibit D shall be amended by adding the following:

Period	Base Rent Per SF	Annual Base Rent (1)	Monthly Base Rent (1)
January 1, 2010 – June 30, 2010	$16.88	$59,646.31	$4,970.53

(1)  Plus applicable sales tax and CAM.

4.

Except as herein modified, all other terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Amended and Restated Second Amendment as of the day and year first above written.

LANDLORD:

6800 BROKEN SOUND LLC, a Florida limited liability company

By:  /s/ Marc H. Bell

Name:  Marc H. Bell

Title:  Managing Member

TENANT:

FRIENDFINDER NETWORKS INC. a Nevada Corporation

By:  /s/ Paul Asher

Name:  Paul Asher

Title:  Secretary

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